Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Manchester Inc. (the “Registrant”) on Form 10-K for the period ending November 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard D. Gaines, Acting Principal Executive Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 8, 2007	By:	/s/ Richard D. Gaines
Name: Richard D. Gaines
Title: Acting Principal Executive Officer, Secretary and Director